UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2014

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Modine Manufacturing Company (the “Company”) held on July 17, 2014, the Company’s shareholders approved the amendment and restatement of the Company’s 2008 Incentive Compensation Plan.  The terms of the Amended and Restated 2008 Incentive Compensation plan were described under Item 2 of the Company’s Proxy Statement relating to the Annual Meeting, which was filed on Schedule 14A on June 17, 2014.  A copy of the Amended and Restated 2008 Incentive Compensation Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting held on July 17, 2014, the shareholders of Modine Manufacturing Company voted as follows:

Election of Directors

To elect David J. Anderson, Larry O. Moore and Marsha C. Williams to serve as directors until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
David J. Anderson	39,318,150	178,119	103,555	4,314,015
Larry O. Moore	39,283,509	216,408	99,907	4,314,015
Marsha C. Williams	38,761,948	740,379	97,497	4,314,015

Amendment and Restatement of 2008 Incentive Compensation Plan

To approve the amendment and restatement of the 2008 Incentive Compensation Plan.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
34,437,768	2,086,362	3,075,694	4,314,015

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

To approve the advisory vote on named executive officer compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
33,738,241	2,747,239	3,114,344	4,314,015

Ratification of Independent Registered Public Accounting Firm

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
42,942,430	947,080	24,329

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Amended and Restated 2008 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Legal and Corporate Communications, General Counsel and Secretary

Date: July 18, 2014

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amended and Restated 2008 Incentive Compensation Plan